                            CHANGE IN TERMS AGREEMENT

    Principal     Loan Date   Maturity     Loan No   Call   Collateral   Account      Officer   Initials
--------------------------------------------------------------------------------------------------------
    $210,000.00               03-03-1999   110398                        1735053866   897

        References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:  Austin's Steak and Saloon, Inc.                      Lender:  U.S. Bank National Association d/b/a First Bank N.A.
           6940 "O" Street, Suite 334                                    1700 Farnom Street
           Lincoln, NE  68510                                            Omaha, NE  68102

-----------------------------------------------------------------------------------------------------------------------------

PRINCIPAL AMOUNT:  $210,000.00                                              DATE OF AGREEMENT:  February 20, 1998

DESCRIPTION OF EXISTING INDEBTEDNESS. Disbursement Promissory Note date November 3, 1997 in the original amount of $250,000.000 with a current outstanding balance of $110,000.00 and $1000,000.00 funds left to be disbursed.

DESCRIPTION OF COLLATERAL.  FS/SA and Commercial Pledge Agreements from June
S. Schorr and The Schorr Family Company, Inc.

DESCRIPTION OF CHANGE IN TERMS. The current maturity date of November 3, 1998, has been extended to become due January 3, 1999. Change Note from a Single Pay to Multiple Advance Line of Credit. All other terms and conditions remain the same.

PROMISE TO PAY. Austin's Steak and Saloon, Inc. ("Borrower") promises to pay to U.S. Bank National Association d/b/a First Bank N.A. ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Hundred Ten Thousand and 00/100 Dollars ($210,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on January 3, 1999. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning March 3, 1998, and all subsequent interest payments are due on the same day of each month after that. The annual interest rate for this Agreement is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an index which is the First Bank National Association Reference Rate (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute Index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The Index currently is 8.500% per annum. The interest rate to be applied to the unpaid principal balance of this Agreement will be at a rate equal to the Index, resulting in an initial rate of 8.500% per annum.
NOTICE: Under no circumstances will the interest rate on this Agreement be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Agreement or any agreement related to this Agreement, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Agreement. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount.
Upon default, including failure to pay upon final maturity. Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Agreement to 3.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Agreement has been delivered to Lender and accepted by Lender in the State of Nebraska. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Douglas County, the State of Nebraska. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account). Including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Agreement against any and all such accounts.

LINE OF CREDIT. This Agreement evidence is straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Agreement may be requested by Borrower by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority:
Paul C. Schorr III, President; and Timothy Griggs, Vice President. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (a) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Agreement for purposes other than these authorized by Lender; or (e) Lender in good faith deems itself insecure under this Agreement or any other agreement between Lender and Borrower.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PURPOSE OF LOAN.  Operating Capital

02-20-1998                    CHANGE IN TERMS AGREEMENT                 Page 2
Loan No 110398                       (Continued)
------------------------------------------------------------------------------
MISCELLANEOUS PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:
Austin's Steak and Saloon, Inc.

By: /s/ Paul C. Schorr                  By: /s/ Timothy Griggs
    ---------------------------------       -----------------------------------
    Paul C. Schorr III, President           Timothy Griggs, Vice President

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Variable Rate. Line of Credit.           LASER PRO. Reg. U.S. Pat. & T.M. Off.,
                    Ver. 3.24 (c) 1998 CFLProServices, Inc. All rights reserved.
                                                     (NE-121 004812.LN C10.OVL)

                            NOTICE OF FINAL AGREEMENT

-------------------------------------------------------------------------------------------------------
 Principal   Loan Date    Maturity    Loan No.    Call    Collateral      Account     Officer  Initials
----------  -----------  ----------  ----------  ------  ------------  ------------  --------  --------

$210,000.00               01-03-1999    110398                           1735053866     B91
-------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------

Borrower: Austin's Steak and           Lender: U.S. Bank National Association
            Saloon, Inc.                         d/b/a First Bank N.A.
          6940 "O" Street, Suite 334           1700 Farnam Street
          Lincoln, NE 68510                    Omaha, NE 68102
------------------------------------------------------------------------------
------------------------------------------------------------------------------


------------------------------------------------------------------------------


NOTICE - WRITTEN AGREEMENTS. A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking or offer to forbear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit must be in writing to be effective.

------------------------------------------------------------------------------

By signing this document each Party represents and agrees that: (a) The written Loan Agreement represents the final agreement between the Parties,
(b) There are no unwritten oral agreements between the Parties, and (c) The written Loan Agreement may not be contradicted by evidence of any prior, contemporaneous, or subsequent oral agreements or understandings of the Parties.

As used in this Notice, the following terms have the following meanings:

  LOAN. The term "Loan" means the following described loan: a Variable Rate (at First Bank National Association Reference Rate, making an initial rate of 8.500%). Nondisclosable Non-Revolving Line of Credit Loan to a Corporation for $210,000.00 due on January 3, 1999. This is a secured renewal loan.

  PARTIES. The term "Parties" means U.S. Bank National Association d/b/a First Bank N.A. and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

    Borrower:      Austin's Steak and Saloon, Inc.
    Grantor #1:    June S. Schorr
    Grantor #2:    The Schorr Family Company, Inc.
    Guarantor #1:  June Schorr
    Guarantor #2:  The Schorr Family Company, Inc.

  LOAN AGREEMENT. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

                                NECESSARY FORMS

    Corporate Resolution to Guarantee                   Corporate Resolution to Grant Collateral
    Promissory Note / Change in Terms Agr.              Commercial Guaranty

                                      39


    Security Agreement                                  Commercial Pledge Agreement
    Acknowledgment Pledge & Security Interest           UCC - 1
    Disbursement Request and Authorization              Notice of Final Agreement


                                 OPTIONAL FORMS

    Amortization Schedule

------------------------------------------------------------------------------

02-20-1998                    NOTICE OF FINAL AGREEMENT                 Page 2
Loan No 110398                       (Continued)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Each party who signs below, other than U.S. Bank National Association d/b/a First Bank N.A., acknowledges, represents, and warrants to U.S.
Bank National Association d/b/a First Bank N.A. that it has received, read and understood this Notice of Final Agreement. This Notice is dated February 20, 1998.

BORROWER:

Austin's Steak and Saloon, Inc.

By: /s/ Paul C. Schorr                  By: /s/ Timothy Griggs
    ---------------------------------       -----------------------------------
    Paul C. Schorr III, President           Timothy Griggs, Vice President

GRANTOR:

X /s/ June S. Schorr
  -----------------------------------
  June S. Schorr


GRANTOR:

By: /s/ Paul C. Schorr
    ---------------------------------
    Paul C. Schorr III, President

GUARANTOR:

X /s/ June S. Schorr
  -----------------------------------
  June S. Schorr


GUARANTOR:

By: /s/ Paul C. Schorr
    ---------------------------------
    Paul C. Schorr III, President

LENDER:

U.S. Bank National Association d/b/a First Bank N.A.

By: /s/ [ILLEGIBLE]
   ----------------------------------
   Authorized Officer

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
LASER PRO. Reg. U.S. Pat. & T.M. Off., Ver. 3.24 (c) 1998 CFLProServices, Inc. All rights reserved. (NE-121 004812.LN C10.OVL)

                                  41